Exhibit 10.3

GUARANTEE AGREEMENT (this “Agreement”) dated as of 31 March 2006, between each of the corporations listed on Schedule I hereto (each such corporation, individually, a “Guarantor” and, collectively, the “Guarantors”) and THE BANK OF NOVA SCOTIA, as administrative agent (the “Agent”) for the Lenders (as defined in the Credit Agreement referred to below).

Reference is made to the Amended and Restated Credit Agreement dated as of 31 March 2006 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), between CONVERGYS CMG CANADA LIMITED PARTNERSHIP (the “New Borrower”) and CCM LIMITED PARTNER INC. (the “Existing Borrower”), as borrowers, the Guarantors, as guarantors, the lenders from time to time party thereto (the “Lenders”) and THE BANK OF NOVA SCOTIA (“BNS”), as Agent, which amended and restated the Credit Agreement dated as of 18 November 2005 between CONVERGYS CUSTOMER MANAGEMENT CANADA INC. (a predecessor of the Existing Borrower), as borrower, the Guarantors, as guarantors, the Lenders and BNS, as Agent. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

In consideration of the obligation of the Lenders to make Advances to the Existing Borrower, and in order to induce the Lenders to make such Advances, the Guarantors and the Agent entered into the Guarantee Agreement dated 18 November 2005 to, inter alia, guarantee the Obligations (as defined therein) of the Existing Borrower. Upon the terms and subject to the conditions specified in the Credit Agreement, the Lenders have also agreed to make Advances to the New Borrower. Each of the Guarantors acknowledges that it will derive substantial benefit from the making of the Advances to the New Borrower by the Lenders. The obligations of the Lenders to make Advances to the New Borrower are conditioned on, among other things, the execution and delivery by the Guarantors of a Guarantee Agreement in the form hereof. As consideration therefor and in order to induce the Lenders to make Advances to the New Borrower, the Guarantors are willing to execute this Agreement.

Accordingly, the parties hereto agree as follows:

SECTION 1. Guarantee. Each Guarantor unconditionally guarantees (the “Guarantee”), jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, (a) the due and punctual payment by the New Borrower of (i) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether such interest is allowed or allowable as a claim in such proceeding) on the Advances, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise and (ii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether such monetary obligations are allowed or allowable as a claim in such proceeding), of the New Borrower to the Lenders under the Credit Agreement and the other Loan Documents, (b) the due and punctual performance of all covenants, agreements, obligations and liabilities of the New Borrower under or pursuant to the Credit

Agreement and the other Loan Documents, (c) the due and punctual payment and performance of all the covenants, agreements, obligations and liabilities of each other Guarantor under or pursuant to this Agreement and the other Loan Documents and (d) the due and punctual payment and performance of all obligations of the New Borrower under each Hedging Agreement entered into with any counterparty that was a Lender (or an Affiliate thereof) at the time such Hedging Agreement was entered into (all the monetary and other obligations described in the preceding clauses (a) through (d) being collectively called the “Obligations”). Each Guarantor further agrees that the Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon the Guarantee notwithstanding any extension or renewal of any Obligation.

SECTION 2. Obligations Not Waived. To the fullest extent permitted by applicable law, each Guarantor waives presentment to, demand of payment from and protest to the New Borrower of any of the Obligations, and also waives notice of acceptance of the Guarantee and notice of protest for nonpayment. To the fullest extent permitted by applicable law, the obligations of each Guarantor hereunder shall not be affected by (a) the failure of the Agent or any other Lender to assert any claim or demand or to enforce or exercise any right or remedy against the New Borrower or any Guarantor under the provisions of the Credit Agreement, any other Loan Document or otherwise or (b) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, this Agreement, any other Loan Document, any Guarantee or any other agreement, including with respect to any other Guarantor under this Agreement.

SECTION 3. Guarantee of Payment. Each Guarantor further agrees that the Guarantee constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Agent or any other Lender to any of the security held for payment of the Obligations or to any balance of any deposit account or credit on the books of the Agent or any other Lender in favor of the New Borrower or any other person.

SECTION 4. No Discharge or Diminishment of Guarantee. The obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than the indefeasible payment in full in cash of the Obligations), including any claim of waiver, release, surrender, alteration or compromise of any of the Obligations, and shall not be subject to any defense or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by the failure of the Agent or any other Lender to assert any claim or demand or to enforce any remedy under the Credit Agreement, any other Loan Document or any other agreement, by any waiver or modification of any provision of any thereof, by any default, failure or delay, wilful or otherwise, in the performance of the Obligations, or by any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or that would otherwise operate as a discharge of each Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of all the Obligations) or which would impair or eliminate any right of such Guarantor to subrogation.

SECTION 5. Defenses of New Borrower Waived. To the fullest extent permitted by applicable law, each of the Guarantors waives any defense based on or arising out of any defense of the New Borrower or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the New Borrower, other than the indefeasible payment in full in cash of all the Obligations. The Agent and the Lenders may, at their election, compromise or adjust any part of the Obligations, make any other accommodation with the New Borrower or any other Guarantor or exercise any other right or remedy available to them against the New Borrower or any other Guarantor, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent that all the Obligations have been indefeasibly paid in full in cash. Pursuant to applicable law, each of the Guarantors waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the New Borrower or any other Guarantor.

SECTION 6. Agreement to Pay; Subordination. In furtherance of the foregoing and not in limitation of any other right that the Agent or any other Lender has at law or in equity against any Guarantor by virtue hereof, upon the failure of the New Borrower or any other Guarantor to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Agent or such other Lender as designated thereby in cash the amount of such unpaid Obligations. Upon payment by any Guarantor of any sums to the Agent or any Lender as provided above, all rights of such Guarantor against the New Borrower arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinate and junior in right of payment to the prior indefeasible payment in full in cash of all the Obligations. In addition, any indebtedness of the New Borrower now or hereafter held by any Guarantor is hereby subordinated in right of payment to the prior payment in full in cash of the Obligations. If any amount shall erroneously be paid to any Guarantor on account of (a) such subrogation, contribution, reimbursement, indemnity or similar right or (b) any such indebtedness of the New Borrower, such amount shall be held in trust for the benefit of the Lenders and shall forthwith be paid to the Agent to be credited against the payment of the Obligations, whether matured or unmatured, in accordance with the terms of the Loan Documents.

SECTION 7. Information. Each of the Guarantors assumes all responsibility for being and keeping itself informed of the New Borrower’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Agent or the Lenders will have any duty to advise any of the Guarantors of information known to it or any of them regarding such circumstances or risks.

SECTION 8. Representations and Warranties. Each of the Guarantors represents and warrants as to itself that all representations and warranties relating to it contained in the Credit Agreement are true and correct.

SECTION 9. Termination. The Guarantees (a) shall terminate when all the Obligations have been indefeasibly paid in full in cash and the Lenders have no further commitment to lend under the Credit Agreement and (b) shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by any Lender or any Guarantor upon the bankruptcy or reorganization of the New Borrower, any Guarantor or otherwise.

SECTION 10. Binding Effect; Several Agreement; Assignments. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party, and all covenants, promises and agreements by or on behalf of the Guarantors that are contained in this Agreement shall bind and inure to the benefit of each party hereto and their respective successors and assigns. This Agreement shall become effective as to any Guarantor when a counterpart hereof executed on behalf of such Guarantor shall have been delivered to the Agent, and a counterpart hereof shall have been executed on behalf of the Agent, and thereafter shall be binding upon such Guarantor and the Agent and their respective successors and assigns, and shall inure to the benefit of such Guarantor, the Agent and the other Lenders, and their respective successors and assigns, except that no Guarantor shall have the right to assign its rights or obligations hereunder or any interest herein (and any such attempted assignment shall be void). This Agreement shall be construed as a separate agreement with respect to each Guarantor and may be amended, modified, supplemented, waived or released with respect to any Guarantor without the approval of any other Guarantor and without affecting the obligations of any other Guarantor hereunder.

SECTION 11. Waivers; Amendment. (a) No failure or delay of the Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Agent hereunder and of the other Lenders under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Guarantor in any case shall entitle such Guarantor to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Guarantors with respect to which such waiver, amendment or modification relates and the Agent, with the prior written consent of the Required Lenders (except as otherwise provided in the Credit Agreement).

SECTION 12. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 13. Notices. All communications and notices hereunder shall be in writing and given as provided in the Credit Agreement. All communications and notices hereunder to each Guarantor shall be given to it in care of the New Borrower.

SECTION 14. Survival of Agreement; Severability. (a) All covenants, agreements, representations and warranties made by the Guarantors herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Agent and the other Lenders and shall survive the making by the Lenders of the Advances regardless of any investigation made by the Lenders or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any other fee or amount payable under this Agreement or any other Loan Document is outstanding and unpaid and as long as the Commitment shave not been terminated.

(b) In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 15. Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 10. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.

SECTION 16. Rules of Interpretation. The rules of interpretation specified in the Credit Agreement shall be applicable to this Agreement.

SECTION 17. Jurisdiction; Consent to Service of Process. (a) Each Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Agent or any other Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Guarantor or its properties in the courts of any jurisdiction.

(b) Each Guarantor irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (a) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 13. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

SECTION 18. Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 18.

SECTION 19. Right of Set-off. If an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other Indebtedness at any time owing by such Lender or Affiliate to or for the credit or the account of any Guarantor against any or all the obligations of such Guarantor now or hereafter existing under this Agreement and the other Loan Documents held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement or any other Loan Document and although such obligations may be unmatured. The rights of each Lender under this Section 19 are in addition to other rights and remedies (including other rights of set-off) that such Lender may have.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

CONVERGYS CORPORATION

By:
Earl C. Shanks
Chief Financial Officer

[signature page for Guarantee Agreement relating to Convergys CMG Canada Limited Partnership et al.]

S1

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

CONVERGYS INFORMATION MANAGEMENT GROUP INC.

By:
Timothy M. Wesolowski
Vice President and Treasurer

[signature page for Guarantee Agreement relating to Convergys CMG Canada Limited Partnership et al.]

S2

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

CONVERGYS CUSTOMER MANAGEMENT GROUP INC.

By:
Timothy M. Wesolowski
Vice President and Treasurer

[signature page for Guarantee Agreement relating to Convergys CMG Canada Limited Partnership et al.]

S3

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

THE BANK OF NOVA SCOTIA, as Agent

By:
R. A. King
Director

By:
B. Walker
Associate

[signature page for Guarantee Agreement relating to Convergys CMG Canada Limited Partnership et al.]

S4

Schedule I to the

Guarantee Agreement

Guarantor	Address
Convergys Corporation	201 E. Fourth Street, Cincinnati, Ohio 45201

Attn: Timothy M. Wesolowski
Telecopy: (513) 723-8978

Convergys Information Management Group Inc.	201 E. Fourth Street, Cincinnati, Ohio 45201

Attn: Timothy M. Wesolowski
Telecopy: (513) 723-8978

Convergys Customer Management Group Inc.	201 E. Fourth Street Cincinnati, Ohio 45201

Attn: Timothy M. Wesolowski
Telecopy: (513) 723-8978